UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 26, 2006

DIGITAL INSIGHT CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-27459	77-0493142
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

26025 Mureau Road, Calabasas, California 91302

(Address of principal executive offices, including zip code)

(818) 871-0000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 26, 2006, we announced our financial results for the quarter ended March 31, 2006. A copy of our press release announcing these financial results and certain other information is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The attached press release contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles, or GAAP. To supplement our consolidated financial statements presented in accordance with GAAP, Digital Insight uses non-GAAP, or pro forma, measures of net income and earnings per share, which are adjusted from results based on GAAP to exclude certain expenses, gains and losses.

We provide non-GAAP financial results as a supplement to our GAAP financial results. We believe that these non-GAAP financial measures are useful because they allow investors to assess, on a consistent basis, our core operating performance, exclusive of items management believes are not reflective of day-to-day operations of the company. Management uses such non-GAAP financial measures to evaluate financial results and to establish operational goals. In addition, because we have historically reported certain non-GAAP results to investors, we believe the inclusion of non-GAAP numbers provides consistency in our financial reporting.

These measures should be considered in addition to results prepared in accordance with GAAP, and are not a substitute for, or superior to, GAAP results. Consistent with our historical practice, the non-GAAP measures included in the attached press release have been reconciled to the nearest GAAP measure.

As used herein and in the press release, “GAAP” refers to accounting principles generally accepted in the United States. As stated in our press release, our non-GAAP financial measures referenced in the press release exclude the following charges and benefits, net of any related tax impact, from our statements of operations:

•	Non-cash charges related to amortization of acquisition-related intangible assets;

•	Non-cash charges related to stock-based compensation expense; and

•	Restructuring-related charges.

The attached press release also contains forward-looking statements relating to Digital Insight’s anticipated performance for the three-month period ending June 30, 2006 and for the twelve-month period ending December 31, 2006. A more thorough discussion of certain factors that may affect our operating results is included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our latest Annual Report on Form 10-K on file with the Securities and Exchange Commission. We assume no obligation to update any such forward-looking statements.

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The information in this Current Report on Form 8-K, including the information in Exhibit 99.1, is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities under that Section. Furthermore, such information shall not be deemed to be incorporated by reference into any filing made by us under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

99.1	Press Release dated April 26, 2006 containing financial information for Digital Insight for the quarter ended March 31, 2006, and forward-looking statements relating to Digital Insight’s anticipated performance for the quarter ending June 30, 2006 and for the twelve-month period ending December 31, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2006	DIGITAL INSIGHT CORPORATION

	By:	/s/ Tae J. Rhee
Tae J. Rhee
Vice President, Secretary and General Counsel

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